Exhibit 10.23

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment No. 3”), is made and entered into as of December 13, 2017, by and among NEW MOUNTAIN LAKE HOLDINGS, LLC, a Nevada limited liability company (“Parent”), U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (“USX”), and the Subsidiaries of USX identified on the signature pages hereof (together with USX, each a “Borrower” and collectively, the “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (“Agent”) and the Lenders signatory hereto.

RECITALS

WHEREAS, Parent, the Borrowers, Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of May 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain financial accommodations available to the Borrowers;

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement, and subject to the terms and conditions hereof, the requisite Lenders are willing to agree to such amendments and the parties have agreed to effect such amendments through this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties (including Agent, with the consent and at the direction of 100% of the Lenders) agree as follows:

Section 1.                                           Definitions.  Each capitalized term used herein and not otherwise defined in this Amendment No. 3 shall be defined in accordance with the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Effective as of the Amendment No. 3 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)                                 Replacing every occurrence of the term “Term Loan Agreement” with “Term Loan Credit Agreement”.

(b)                                 Section 2.14 of the Credit Agreement is hereby amended by replacing the reference to “$60,000,000” in clause (x) of the fifth sentence thereof with “$55,000,000”.

(c)                                  Schedule C-1 of the Credit Agreement is hereby deleted and replaced with the Schedule C-1 attached hereto as Exhibit A.

(d)                                 Schedule 1.1 of the Credit Agreement is hereby amended by:

i.                       Amending and restating clause (a)(i) of the definition of “Available Revolver Increase Amount” to read as follows: “$35,000,000 plus”.

ii.                    Amending and restating the last sentence of the definition of “Commitment” to read as follows: “As of the Amendment No. 3 Closing Date, the aggregate amount of Commitments is $155,000,000.”.

iii.                 Amending the definition of “EBITDA” by renumbering clause (c)(xi) as (c)(xii), clause (c)(xii) as (c)(xiii), and adding a new clause (c)(xi) to read as follows: “fees and expenses of A.T. Kearney or other Advisor (as defined in the Term Loan Credit Agreement) engaged or retained in accordance with Section 6.4 of the Term Loan Credit Agreement not to exceed $5,000,000 in the aggregate, and severance, termination, or restructuring costs related to the recommendations of such advisor not to exceed $1,000,000 in the aggregate,”.

iv.                Amending and restating the definition of “Maturity Date” to read as follows: “ ‘Maturity Date’ means (a) with respect to the Revolving Loans, the earliest of (i) the six (6) year anniversary of the Closing Date and (ii) the date that is 60-days’ prior to the earliest maturity date of the Term Loan Credit Agreement.”.

v.                   Amending and restating the definition of “Maximum Revolver Amount” to read as follows:  “‘Maximum Revolver Amount’ means $155,000,000 plus any increase in Commitments made in accordance with Section 2.14 of the Agreement, minus any reduction in Commitments made in accordance with Section 2.4(c) of this Agreement.”.

(e)                                  Schedule 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in their correct alphabetical order:

“‘Amendment No. 3’ means Amendment No. 3 to this Agreement, dated as of December 13, 2017, among each Loan Party, the Lenders party thereto, and Agent.”

“‘Amendment No. 3 Effective Date’ means the “Amendment No. 3 Effective Date” under and as defined in Amendment No. 3.”

Section 3.                                           Representations and Warranties, No Default.  To induce the Lenders to consent to this Amendment No. 3 and instruct Agent to enter into this Amendment No. 3, each Loan Party hereby represents and warrants to the Lenders consenting to Amendment No. 3 and Agent that:

(a)                                 The execution, delivery and performance by each Loan Party of this Amendment No. 3, and by each Loan Party of the other Loan Documents to which it is a party: (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any law applicable to any Loan Party or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, and (iii) will not give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries;

(b)                                 This Amendment No. 3 has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(c)                                  Before and after giving effect to this Amendment No. 3, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof;

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provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on the date hereof (after giving effect to such qualification).

Section 4.                                           Effectiveness.  This Amendment No. 3 shall become effective on the date (such date, the “Amendment No. 3 Effective Date”) that the following conditions have been satisfied:

(a)                                 Agent shall have received (i) executed signature pages to this Amendment No. 3 from each Loan Party and the Lenders; and (ii) that certain Reaffirmation and Consent dated as of the date hereof, executed by the Guarantor;

(b)                                 All fees and out-of-pocket expenses, including of Agent, required to be paid or reimbursed by the Borrowers as of the Amendment No. 3 Effective Date, including all Lender Group Expenses required to be paid or reimbursed under Section 15.7 of the Credit Agreement;

(c)                                  The representations and warranties in Section 3 of this Amendment No. 3 shall be true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) on the Amendment No. 3 Effective Date;

(d)                                 Agent shall have received (A) member or board resolutions, (B) a copy of the certificate or articles of formation, incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization (or a certification from each Loan Party that there have been no changes to the certificate or articles of incorporation or organization, including all amendments thereto, that were previously delivered to Agent), and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority, and (C) a certificate of a responsible officer of each Loan Party dated the Amendment No. 3 Effective Date and certifying that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 3 Effective Date (or a certification from each Loan Party that there have been no changes to the by-laws or operating (or limited liability company) agreement, including all amendments thereto, that were previously delivered to Agent);

(e)                                  All other documents, opinions or information reasonably requested by Agent;

(f)                                   Payment in cash by the Borrowers of an increased commitment fee (to Agent on account of and on behalf of each Lender executing this Amendment No. 3) in the amount of $155,000; and

(g)                                  All conditions precedent to an Increase set forth in Section 2.14(b) of the Credit Agreement.

Section 5.                                           Amendment, Modification and Waiver.  This Amendment No. 3 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers, Agent, and the Lenders as required under Section 9.02 of the Credit Agreement.

Section 6.                                           Entire Agreement.  This Amendment No. 3, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

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Section 7.                                           CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.  Section 12 of the Credit Agreement is hereby incorporated in this Amendment No. 3 in its entirety by reference as if fully set forth herein.

Section 8.                                           Severability.  Any term or provision of this Amendment No. 3 which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment No. 3 or affecting the validity or enforceability of any of the terms or provisions of this Amendment No. 3 in any other jurisdiction. If any provision of this Amendment No. 3 is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

Section 9.                                           Loan Document.  This Amendment No. 3 constitutes a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

Section 10.                                    Reaffirmation.  Each of the undersigned Loan Parties acknowledges (i) all of its obligations under the Credit Agreement (as amended hereby and Loan Documents  to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of security interests pursuant to the Guaranty and Security Agreement and the other Loan Documents are reaffirmed and remain in full force and effect after giving effect to this Amendment No. 3, (iii) the Obligations include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, the Commitments and Revolving Loans, and (iv) the execution of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

Section 11.                                    Counterparts.  This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment No. 3 by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 12.                                    Headings.  The headings of this Amendment No. 3 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 13.                                    Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment No. 3 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.  Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Loan Documents.  The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein or as provided in the exhibits hereto, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.  This Amendment No. 3 shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement,

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which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto.  Nothing implied in this Amendment No. 3 or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.  This Amendment No. 3 shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment No. 3.  Each of the Loan Parties hereby consents to this Amendment No. 3 and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 14.                                    FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 3 Effective Date, the Borrowers and Agent shall treat (and the Revolving Lenders hereby authorize Agent to treat) the Revolving Loans and Revolving Commitments, as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the day and year first above written.

PARENT:	New Mountain Lake Holdings, LLC,
a Nevada limited liability company

	By:	/s/ Lisa M. Pate
	Name:	Lisa M. Pate
	Title:	Manager, President, and Treasurer

BORROWERS:	U.S. Xpress Enterprises, Inc.,
a Nevada corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Treasurer, Chief Financial Officer, and Secretary

U. S. Xpress, Inc.,
a Nevada corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary and Treasurer

U. S. Xpress Leasing, Inc.,
a Tennessee corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary and Treasurer

Xpress Air, Inc.,
a Tennessee corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary

[Signature Page to Amendment No. 3]

Xpress Holdings, Inc.,
a Nevada corporation

By:	/s/ Mindy Walser
Name:	Mindy Walser
Title:	President

Associated Developments, LLC,
a Tennessee limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Vice Manager and Secretary

TAL Power Equipment #1 LLC,
a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TAL Power Equipment #2 LLC,
a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TAL Real Estate LLC,
a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

[Signature Page to Amendment No. 3]

TAL Van #1 LLC,
a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Total Logistics Inc.,
a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Total Transportation of Mississippi LLC,
a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Transportation Assets Leasing Inc.,
a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Transportation Investments Inc.,
a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

[Signature Page to Amendment No. 3]

AGENT:	Wells Fargo Bank, National Association,
a national banking association, as Agent

	By:	/s/ Peter Schuebler
	Name:	Peter Schuebler
	Title:	Vice President

[Signature Page to Amendment No. 3]

REVOLVING LENDERS:	Wells Fargo Bank, National Association,
as a Revolving Lender

	By:	/s/ Peter Schuebler
	Name:	Peter Schuebler
	Title:	Vice President

Associated Bank, N.A.,
as a Revolving Lender

	By:	/s/ Woodrow Broaders Jr.
	Name:	Woodrow Broaders Jr.
	Title:	Senior Vice President

Regions Bank,
as a Revolving Lender

	By:	/s/ Stuart A. Hall
	Name:	Stuart A. Hall
	Title:	Senior Vice President

BMO Harris Bank, N.A.,
as a Revolving Lender

	By:	/s/ Kara Goodwin
	Name:	Kara Goodwin
	Title:	Managing Director

U.S. Bank National Association,
as a Revolving Lender

	By:	/s/ Christopher Nairne
	Name:	Christopher Nairne
	Title:	Senior Vice President

[Signature Page to Amendment No. 3]

EXHIBIT A

Schedule C-1

Commitments

Revolving Lender	Revolver Commitment
Wells Fargo Bank, National Association	$60,000,000
Regions Bank	$40,000,000
BMO Harris Bank, N.A.	$25,000,000
U.S. Bank National Association	$20,000,000
Associated Bank, N.A.	$10,000,000
All Lenders	$155,000,000